COMMUNITY CAPITAL CORPORATION

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Community Capital Corporation on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, William G. Stevens, President and Chief Executive Officer of the Community Capital Corporation, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The above-listed Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the above-listed Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 12, 2003	/S/ WILLIAM G. STEVENS
William G. Stevens President & Chief Executive Officer

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